SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                ----------------

                                    FORM 8-K


                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



       Date of Report (Date of earliest event reported): November 1, 2000


                 World Wrestling Federation Entertainment, Inc.
             ------------------------------------------------------
             (Exact name of registrant as specified in its charter)


         Delaware                      000-27639                04-2693383
----------------------------         --------------         -------------------
(State or other jurisdiction          (Commission             (IRS Employer
     of incorporation)                File Number)          Identification No.)


                    1241 East Main Street, Stamford, CT 06902
           ----------------------------------------------------------
               (Address of principal executive offices) (Zip code)


       Registrant's telephone number, including area code: (203) 352-8600

Item 5.     Other Events.

         On November 1, 2000, World Wrestling Federation Entertainment, Inc. (the "Company") announced a settlement in a previously disclosed lawsuit filed by members of the family of Owen Hart, a professional wrestler, whose accidental death occurred while performing under contract with the Company. A copy of the press release making such announcement is filed herewith as Exhibit 99.1.

Item 7.     Financial Statements and Exhibits.

            (c)  Exhibits

            99.1      Press Release dated November 1, 2000
















                                Page 2 of 4 pages

                                    SIGNATURE

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                         WORLD WRESTLING FEDERATION
                                         ENTERTAINMENT, INC.




                                         By:  /s/ August J. Liguori
                                              -----------------------------
                                              August J. Liguori
                                              Executive Vice President and
                                              Chief Financial Officer

Dated:  November 1, 2000















                                Page 3 of 4 pages

                                  EXHIBIT INDEX
                                  -------------


     99.1              Press Release dated November 1, 2000



















                                Page 4 of 4 pages

                                                                    EXHIBIT 99.1
                                                                    ------------



                                     [LOGO]


                 WORLD WRESTLING FEDERATION ENTERTAINMENT, INC.
                 ----------------------------------------------

                     ANNOUNCES SETTLEMENT IN OWEN HART CASE



STAMFORD, CT. NOVEMBER 1, 2000 - World Wrestling Federation Entertainment, Inc. (NYSE:WWF) announced today that it has agreed to a settlement in a previously disclosed lawsuit filed by the members of the family of Owen Hart, a professional wrestler, whose accidental death occurred while performing under contract with the Company. Under the terms of the agreement, the WWFE will receive a full release from any further liability in the case.

"It has always been our intention to settle this case and do what we felt was in the best interest for all those involved, particularly for the family of Owen Hart," said Linda McMahon, CEO.

As a result of the settlement, the WWFE will take a charge of $7 million which is net of its insurance recoveries and will retain the right to pursue contribution and indemnity from the companies that manufactured and sold the equipment involved in the accident. The charge will be recorded in selling, general and administrative expenses for the quarter ended October 27, 2000.


WORLD WRESTLING FEDERATION ENTERTAINMENT, INC. is an integrated media and entertainment company headquartered in Stamford, CT with sales offices in New York City, Chicago, and Toronto. The company is an equal partner with NBC in the formation of a new professional football league, the XFL, scheduled to kickoff February 3, 2001. Additional information on the company can be found at wwf.com and wwfecorpbiz.com.

                                      ###

--------------------------------------------------------------------------------
Forward-Looking Statements : This news release contains forward-looking statements which are subject to various risks and uncertainties. These risks and uncertainties include the conditions of the markets for live events, broadcast television, cable television, pay-per-view, Internet, food and beverage, entertainment, professional sports, and licensed merchandise; acceptance of the Company's brands, media and merchandise within those markets; and other risks and factors identified in documents filed with the Securities and Exchange Commission. Actual results could differ materially from those currently anticipated.
--------------------------------------------------------------------------------

Investor Relations Contact :                     Media Contact :
WWF Entertainment, Inc.                          WWF Entertainment, Inc.
Tom Gibbons                                      Jayson Bernstein
(203) 328-2576                                   (203) 353-5015